CONSULTING AGREEMENT

This Consulting Agreement (the "Agreement") is made and entered into as of March 17, 2025 (the "Effective Date") Scienture Holdings, Inc., a Delaware Corporation (Nasdaq: SCNX) (the "Company") and Draper, Inc, a Nevada corporation (the "Consultant").

WHEREAS:

A. The Consultant has the professional business and financial expertise and experience to assist the Company, and the Consultant is offering its services as a consultant to the Company; and

B. The Company desires to retain the Consultant to provide investor relations and related advisory services and to memorialize the Consultant's work for the Company by entering into this written Agreement.

NOW, THEREFORE, in consideration of the premises and promises, warranties and representations herein contained, it is agreed as follows:

1. **DUTIES.** The Company hereby engages the Consultant and the Consultant hereby accepts engagement as a consultant. It is understood and agreed, and it is the express intention of the parties to this Agreement, that the Consultant is an independent contractor, and not an employee or agent of the Company for any purpose whatsoever. Consultant shall perform all duties and obligations as described on Exhibit A hereto and agrees to be available at such times as may be scheduled by the Company. It is understood, however, that the Consultant will maintain Consultant's own business in addition to providing services to the Company. The Consultant agrees to promptly perform all services required of the Consultant hereunder in an efficient, professional, trustworthy and businesslike manner. A description of the Consultant's services are attached hereto as Exhibit A and incorporated by reference herein. In such capacity, Consultant will utilize only materials, reports, financial information or other documentation that is approved in writing in advance by the Company.

2. **CONSULTING SERVICES & COMPENSATION.** The Consultant will be retained as a Consultant and independent contractor for the Company. For services rendered hereunder, the Consultant shall receive:

- 100,000 restricted shares of the Company's common stock, to be delivered promptly following execution of the Agreement.

- 100,000 restricted shares of the Company's common stock for each subsequent one-month Term following the Initial Term. Such additional restricted common shares shall be delivered within fifteen (15) days of the start of each subsequent Term. All shares of Company common stock received by Consultant hereunder shall be referred to herein as the "Shares."

3. **EXPENSES**. Reserved.

4. **CONFIDENTIALITY.** All knowledge and information of a proprietary and confidential nature relating to the Company which the Consultant obtains during the Term, from the Company or the Company's employees, agents or consultants shall be for all purposes regarded and treated as strictly confidential for so long as such information remains proprietary and confidential and shall be held in trust by the Consultant solely for the Company's benefit and use and shall not be directly or indirectly disclosed by the Consultant to any person without the prior written consent of the Company, which consent may be withheld by the Company in its sole discretion.

5. **INDEPENDENT CONTRACTOR STATUS.** Consultant understands that since the Consultant is not an employee of the Company, the Company will not withhold income taxes or pay any employee taxes on its behalf, nor will it receive any fringe benefits. The Consultant shall not have any authority to assume or create any obligations, express or implied, on behalf of the Company and shall have no authority to represent the Company as agent, employee or in any other capacity that as herein provided. The Consultant does hereby indemnify and hold harmless the Company from and against any and all claims, liabilities, demands, losses or expenses incurred by the Company if (1) the Consultant fails to pay any applicable income and/or employment taxes (including interest or penalties of whatever nature), in any amount, relating to the Consultant's rendering of consulting services to the Company, including any attorney's fees or costs to the prevailing party to enforce this indemnity or (2) Consultant takes any action or fails to take any action in accordance with the Company's instructions. The Consultant shall be responsible for obtaining workers' compensation insurance coverage and agrees to indemnify, defend and hold the Company harmless of and from any and all claims arising out of any injury, disability or death of the Consultant or any of its employees or agents.

6. **REPRESENTATIONS AND WARRANTIES.** For purposes of this Agreement and the Stock, the Consultant represents and warrants as follows:

   a. The Consultant (i) has adequate means of providing for the Consultant's current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the substantial economic risks of an investment in the Shares for an indefinite period, (iv) at the present time, can afford a complete loss of such investment, and (v) is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended, and (vi) has full power and authority to execute and deliver this Agreement, and upon execution this Agreement constitutes a legal, valid, and binding obligation of the Consultant enforceable in accordance with its terms.

   b. The Consultant does not have a preexisting personal or business relationship with the Company or any of its directors or executive officers, or by reason of any business or financial experience or the business or financial experience of any professional advisors who are unaffiliated with and who are compensated by the Company or any affiliate or selling agent of the Company that, directly or indirectly, could be reasonably assumed to have the capacity to protect the Consultant's interests in connection with the investment in the Company.

   c. The Consultant acknowledges that the Shares have not been and will not be registered under any registration statement with the U.S. Securities and Exchange Commission

(SEC) or any state securities laws. The Shares cannot be sold, transferred or otherwise disposed of by Consultant unless they are subsequently registered under the Securities Act and applicable state securities laws, or an exemption from such registration is available at the time of the desired sale. Consultant understands and acknowledges that the Shares are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, and upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities laws, the certificates evidencing the Shares, and all certificates issued in exchange therefor or in substitution thereof, shall bear on the face of such certificates the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED ONLY (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (INCLUDING THE EXEMPTION PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE), AND IN ALL CASES, IN COMPLIANCE WITH ANY APPLICABLE STATE AND OTHER APPLICABLE SECURITIES LAWS."

d. Consultant has such substantial knowledge and experience in financial and business matters in general, and in similar investments in particular, that Consultant is capable of reading and understanding information about the Company and evaluating the merits and Company and the merits and risks of acquiring the Shares. Consultant has not relied and will not rely upon any offering material or literature other than this Agreement or upon any information given to Consultant by persons other than the Company and its officers. The Consultant has not been furnished any offering literature and has not been otherwise solicited by the Company.

e. The Company and its officers, directors and agents have answered all inquiries that the Consultant has made of them concerning the Company or any other matters relating to the formation, operation and proposed operation of the Company and the offering and sale of the Shares.

f. The Consultant is duly incorporated and in good standing in the state or country of its incorporation and is authorized and otherwise duly qualified to obtain and hold the Shares. Such entity has its principal place for business as set forth on the signature page hereof and has not been formed for the specific purpose of acquiring the Shares unless all of its equity owners qualify as accredited individual investors.

g. All information that the Consultant has provided to the Company concerning the Consultant, the Consultant's financial position and the Consultant's knowledge of financial and business matters, including all information contained herein, is correct and complete as of the date set forth at the end hereof and may be relied upon, and if there should be any material adverse change in such information during the Term, the Consultant will immediately provide the Company with such information.

h. The Consultant certifies, under penalties of perjury (i) that the taxpayer identification number shown on the signature page of this Consulting Agreement is true, correct and complete, and (ii) that the Consultant is not subject to backup withholding as a result of a failure to report all interest or dividends, or because the Internal Revenue Service has notified the Consultant that the Consultant is no longer subject to backup withholding.

i. In rendering the services hereunder and in connection with obtaining the Shares, the Consultant agrees to comply with all applicable federal and state securities laws, the rules and regulations thereunder, the rules and regulations of Nasdaq or any other exchange or market on which the Company's securities are listed.

7. **TERM AND TERMINATION.** This Agreement shall commence on the Effective Date and continue for an initial term of three (3) months (the "**Initial Term**"). Thereafter this Agreement shall automatically renew for successive one (1)-month terms (together with the Initial Term, the "**Term**") unless earlier terminated by either party. Either party may terminate this Agreement upon seven (7) days' written notice prior to the end of the then-current Term. In the event that either party breaches its obligations under this Agreement, the non-breaching party may terminate this Agreement immediately upon written notice.

8. **NO THIRD PARTY BENEFICIARIES.** This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

9. **ABSENCE OF WARRANTIES AND REPRESENTATIONS.** Each party hereto acknowledges that they have signed this Agreement without having relied upon or being induced by any agreement, warranty or representation of fact or opinion of any person not expressly set forth herein. All representations and warranties of either party contained herein shall survive its signing and delivery.

10. **GOVERNING LAW.** This Agreement shall be governed by and construed in accordance with the law of the State of New York.

11. **ATTORNEY'S FEES.** In the event of any controversy, claim or dispute between the parties hereto, arising out of or in any manner relating to this Agreement, including an attempt to rescind or set aside, the prevailing party in any action brought to settle such controversy, claim or dispute shall be entitled to recover reasonable attorney's fees and costs.

12. **ARBITRATION.** Any controversy between the parties regarding the construction or application of this Agreement, any claim arising out of this Agreement or its breach, shall be submitted to arbitration in New York, NY before one arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association, upon the written request of one party after service of that request on the other party. The cost of arbitration shall be borne by the losing party. The arbitrator is also authorized to award attorney's fees to the prevailing party.

13. **VALIDITY**. If any paragraph, sentence, term or provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity enforceability of any other paragraph, sentence, term and provision hereof. To the extent required, any paragraph, sentence, term or provision of this Agreement may be modified by the parties hereto by written amendment to preserve its validity.

14. **NON-DISCLOSURE OF TERMS.** The terms of this Agreement shall be kept confidential, and no party, representative, attorney or family member shall reveal its contents to any third party except as required by law, including SEC disclosure regulations, or as necessary to comply with law or preexisting contractual commitments.

15. **ENTIRE AGREEMENT.** This Agreement contains the entire understanding of the parties and cannot be altered or amended except by an amendment duly executed by all parties hereto. This Agreement shall be binding upon and inure to the benefit of the successors, assigns and personal representatives of the parties.

EXHIBIT A

DESCRIPTION OF CONSULTING SERVICES

The Consultant agrees to provide investor relations and business development services to the Company including, but not limited, to, the following:

(i) review the Company's financial requirements;
(ii) analyze and assess alternatives for the Company's financial requirements;
(iii) provide introductions to professional analysts and money managers;
(iv) provide analysis of the Company's industry and competitors in the form of general industry reports provided directly to Company; and
(v) assist the Company in advising of potential merger partners and developing corporate partnering relationships.

IN WITFESS WHEREOF, the parties hereto have executed this Consulting Agreement effective as of the date first written above.

Signed by:

F6DD82DDA08F4D8...

Suren Ajjarapu
Scienture Holdings, Inc.

Draper, Inc.